As filed with the Securities and Exchange Commission on February 13, 2003.

                                                Registration No. 333-08133
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ----------------------


                              HIBERNIA CORPORATION
             (Exact name of registrant as specified in its charter)


  LOUISIANA                                             72-0724532
(State or other                                     (I.R.S. Employer
 jurisdiction of incorporation                   Identification Number)
 or organization)

                              313 CARONDELET STREET
                          NEW ORLEANS, LOUISIANA 70130
                                 (504) 533-3333
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                     --------------------------------------


                                Cathy E. Chessin,
              Senior Vice President, Secretary & Corporate Counsel
                              Hibernia Corporation
                         225 Baronne Street, 11th Floor
                          New Orleans, Louisiana 70112
                                 (504) 533-3299
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                     ---------------------------------------


            This Post-Effective Amendment No. 1 to Form S-3 shall become effective in accordance with Section 8(c) of the Securities Act of 1933, as amended, on such date as the Commission, acting pursuant to Section 8(c), may determine.

    -----------------------------------------------------------------------



                          DEREGISTRATION OF SECURITIES


            We are filing this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-3 (No. 333-08133) (the "Registration Statement") of Hibernia Corporation to deregister the $150,000,000 of debt securities, preferred stock and other securities registered pursuant to the Registration Statement that remain unsold as of the date this Amendment is filed.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on this 13th day of February, 2003.

                              HIBERNIA CORPORATION

                              By:  /s/ Cathy E. Chessin

                                   Cathy E. Chessin
                                   Senior Vice President, Secretary
                                   and Corporate Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the date(s) indicated.



Signatures                                    Title                   Date

         *
_____________________________         Chairman of the Board       Feb. 13, 2003
Robert H. Boh


/s/ J. Herbert Boydstun               President and Chief         Feb. 13, 2003
_____________________________         Executive Officer
J. Herbert Boydstun                   and Director

/s/ Marsha M. Gassan                  Chief Financial Officer     Feb. 13, 2003
_____________________________
Marsha M. Gassan


/s/ Ron E. Samford, Jr.               Chief Accounting Officer    Feb. 13, 2003
_____________________________
Ron E. Samford, Jr.

         *
_____________________________         Director                    Feb. 13, 2003
E. R. "Bo" Campbell

            *
_____________________________         Director                    Feb. 13, 2003
Paul Candies

         *
_____________________________         Director                    Feb. 13, 2003
Richard W. Freeman, Jr.

         *
_____________________________         Director                    Feb. 13, 2003
Dick H. Hearin

         *
_____________________________         Director                    Feb. 13, 2003
Robert T. Holleman

            *
_____________________________         Director                    Feb. 13, 2003
Randall E. Howard

         *
_____________________________         Director                    Feb. 13, 2003
Elton R. King

         *
_____________________________         Director                    Feb. 13, 2003
Sidney W. Lassen

            *
_____________________________         Director                    Feb. 13, 2003
Janee "Gee" Mercadel-Tucker

         *
_____________________________         Director                    Feb. 13, 2003
Donald J. Nalty

         *
_____________________________         Director                    Feb. 13, 2003
Ray B. Nesbitt

         *
_____________________________         Director                    Feb. 13, 2003
William C. O'Malley

         *
_____________________________         Director                    Feb. 13, 2003
Dr. James R. Peltier

         *
_____________________________         Director                    Feb. 13, 2003
Robert T. Ratcliff



*By:     /s/ Cathy E. Chessin
         Cathy E. Chessin
         Attorney-in-Fact





                                  EXHIBIT INDEX

Exhibit                                                     Sequential Page
                                     Number


24                Powers of Attorney                                      5

                                   EXHIBIT 24
                               POWERS OF ATTORNEY


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman of the Board of Directors of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                                   /s/ Robert H. Boh
                                ----------------------------------
                                Robert H. Boh
                                Chairman of the Board of Directors
                                HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                            /s/ E. R. "Bo" Campbell
                            E. R. "Bo" Campbell
                            Director
                            HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                                /s/ Paul Candies
                                Paul Candies
                                Director
                                HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                                   /s/ Richard W. Freeman, Jr.
                                   -----------------------------------
                                   Richard W. Freeman, Jr.
                                   Director
                                   HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                               /s/ Dick H. Hearin
                               Dick H. Hearin
                               Director
                               HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                             /s/ Robert T. Holleman
                             Robert T. Holleman
                             Director
                             HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                             /s/ Randall E. Howard
                             Randall E. Howard
                             Director
                             HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                               /s/ Elton R. King
                               Elton R. King
                               Director
                               HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                              /s/ Sidney W. Lassen
                              Sidney W. Lassen
                              Director
                              HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), her true and lawful agents and attorneys-in-fact, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 28th day of January 2003.



                         /s/ Janee "Gee" Mercadel-Tucker
                         Janee "Gee" Mercadel-Tucker
                         Director
                         HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                              /s/ Donald J. Nalty
                              Donald J. Nalty
                              Director
                              HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                               /s/ Ray B. Nesbitt
                               Ray B. Nesbitt
                               Director
                               HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                            /s/ William C. O'Malley
                            William C. O'Malley
                            Director
                            HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                                   /s/ Dr. James R. Peltier
                                   ---------------------------
                                   Dr. James R. Peltier
                                   Director
                                   HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint J. Herbert Boydstun, Marsha M. Gassan, Ron E. Samford, Jr. and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (the "Commission") (or any other governmental or regulatory authority), a Registration Statement on Form S-3 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the de-registration under the Securities Act of 1933 of preferred stock, unsecured subordinated debt and any other securities of the Corporation that remain unsold in connection with a shelf registration statement filed with the Commission as of July 15, 1996 and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such de-registration under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28th day of January 2003.



                             /s/ Robert T. Ratcliff
                             Robert T. Ratcliff
                             Director
                             HIBERNIA CORPORATION